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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 3, 2002

                            Zaxis International Inc.

         Delaware                       0-15476                 68-0080601
     (State or other             Commission file number     IRS Identification
Jurisdiction of Incorporation)                                    Number

                     1890 Georgetown Road, Hudson, OH 44236
              (Address of Principal Executive Offices) (zip code)

                                  330-650-0444
              (Registrant's telephone number, including area code)



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                            ZAXIS INTERNATIONAL INC.
                                   8K FILING


Item 3.           Bankruptcy and Liquidation


Zaxis International Inc. filed for Chapter 7 Liquidation under Federal Bankruptcy Law on November 6, 2002.



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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Zaxis International Inc.
                                            ------------------------
                                            (Registrant)


December 3, 2002                            BY: S/S Leonard Tannen
                                                ------------------------------
                                                Leonard Tannen, President &
                                                Chief Executive Officer